UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:        ARCH WIRELESS, INC.
Case Number:      01-47330

                       CHAPTER 11 MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING January 31, 2002


         Comes Now, ARCH WIRELESS, INC., Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing January 1, 2002 and ending January 31, 2002 as shown by report and exhibits consisting of 8 pages and containing the following as indicated:

          X                 Monthly Reporting Questionnaire

          X                 Comparative Balance Sheets

          X                 Summary Accounts Receivable

          X                 Schedule of Liabilities Not Subject to Compromise

          X                 Income Statement

          X                 Statement of Sources and Uses of Cash


         I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


     March 1, 2002                    DEBTOR-IN-POSSESSION
-------------------------
       Date

                                      By:       /s/ J. Roy Pottle
                                         ----------------------------------


                                      Name & Title:  J. Roy Pottle
                                                     Executive Vice President
                                                     and Chief Financial Officer
                                      Address:       Arch Wireless, Inc.
                                                     1800 West Park Drive
                                                     Suite 250
                                                     Westborough, MA  01581
                                      Telephone No.: (508) 870-6700

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless, Inc.                       Case Number:  01-47330

MONTH OF: January 2002


1.   Payroll:  State the amount of all executive wages paid and taxes withheld and paid.


Name and Title of Executive                             Wages Paid                    Taxes Withheld
---------------------------                       Gross            Net             Due             Paid
                                                  -----            ---             ---             ----
C. Edward Baker
   Chairman and Chief Executive Officer        $      --         $      --       $       --      $      --
Lyndon R. Daniels
   President and Chief Operating Officer              --                --               --             --
J. Roy Pottle
   Executive Vice President and Chief
   Financial Officer                                  --                --               --             --
Paul H. Kuzia
   Executive Vice President Technology and
   Regulatory Affairs                                 --                --               --             --
John B. Saynor
   Executive Vice President Corporate
   Development                                        --                --               --             --
Peter Barnett
   Senior Vice President Operations and
   Chief Information Officer                          --                --               --             --
Patricia A. Gray
   Senior Vice President General Counsel
   and Secretary                                      --                --               --             --
Christopher J. Madden
   Senior Vice President Human Resources              --                --               --             --
Gerald J. Cimmino
   Vice President and Treasurer                       --                --               --             --
George W. Hale
   Vice President and Controller                      --                --               --             --
Robert W. Lougee, Jr.
   Vice President Investor Relations and
   Corporate Communications                           --                --               --             --
                                               ---------         ---------        ---------       --------
Total Executive Payroll:                       $      --         $      --        $      --       $     --
                                               =========         =========        =========       ========


          All wages and taxes are paid by an operating subsidiary, Arch
                            Wireless Holdings, Inc.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless, Inc.                       Case Number:  01-47330

MONTH OF: January 2002

2. Insurance: Is workers' compensation and other insurance in effect? Yes Are payments current? Yes If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                                                          Date
                                            Coverage                       Expiration      Premium      Coverage
         Type             Carrier Name        Amount         Policy #         Date         Amounts      Paid thru
         ----             ------------        ------         --------         ----         -------      ---------
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
                         No policies lapsed, or were replaced or renewed.






3.       Bank Accounts:

The debtor has no disbursement bank accounts and has made no disbursements during the period covered by this report.


4. Post-Petition Payments: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below.

None.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless, Inc.                       Case Number:  01-47330

MONTH OF: January 2002

                               ARCH WIRELESS, INC.
                                 BALANCE SHEETS
                          (UNAUDITED AND IN THOUSANDS)

                                                             NOVEMBER 30,   DECEMBER 31,   JANUARY 31,
                                                                 2001          2001           2002
                                                                 ----          ----           ----
                                 ASSETS
      Current assets:
         Cash and cash equivalents .......................   $      --      $      --      $      --
         Accounts receivable, net ........................          --             --             --
         Inventories .....................................          --             --             --
         Prepaid expenses and other ......................          --             --             --
                                                             -----------    -----------    -----------
           Total current assets ..........................          --             --             --
                                                             -----------    -----------    -----------
      Property and equipment, at cost ....................          --             --             --
      Less accumulated depreciation and amortization .....          --             --             --
                                                             -----------    -----------    -----------
      Property and equipment, net ........................          --             --             --
                                                             -----------    -----------    -----------
      Investments in subsidiaries ........................     1,246,489      1,246,489      1,246,489
                                                             -----------    -----------    -----------
                                                             $ 1,246,489    $ 1,246,489    $ 1,246,489
                                                             ===========    ===========    ===========
                      LIABILITIES AND STOCKHOLDERS' EQUITY
   Liabilities not subject to compromise:
         Accounts payable - post petition ................   $      --      $      --      $      --
         Accrued restructuring charges ...................          --             --             --
         Accrued expenses ................................          --             --             --
         Accrued interest ................................          --             --             --
         Customer deposits and deferred revenue ..........          --             --             --
          Other long-term liabilities ....................          --             --             --
                                                             -----------    -----------    -----------
           Total liabilities not subject to compromise ...          --             --             --
                                                             -----------    -----------    -----------
      Liabilities subject to compromise:
         Current maturities of long-term debt ............       114,080        114,080        114,080
         Accounts payable - pre petition .................          --             --             --
         Accrued restructuring charges ...................          --             --             --
         Accrued expenses ................................          --             --             --
         Accrued interest ................................         9,039          9,039          9,039
         Redeemable preferred stock ......................       119,700        119,700        119,700
                                                             -----------    -----------    -----------
           Total liabilities subject to compromise .......       242,819        242,819        242,819
                                                             -----------    -----------    -----------
      Stockholders' equity:
         Common stock--$.01 par value ....................         1,824          1,824          1,824
         Additional paid-in capital ......................     1,107,233      1,107,233      1,107,233
         Accumulated deficit .............................      (105,387)      (105,387)      (105,387)
                                                             -----------    -----------    -----------
           Total stockholders' equity ....................     1,003,670      1,003,670      1,003,670
                                                             -----------    -----------    -----------
                                                             $ 1,246,489    $ 1,246,489    $ 1,246,489
                                                             ===========    ===========    ===========


 These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

 These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December
  6, 2001. Certain amounts as of November 30, and December 31, 2001 have been restated to reflect year end adjustments made subsequent to the preparation of the December 2001 operating report.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless, Inc.                       Case Number:  01-47330

MONTH OF: January 2002


                               ARCH WIRELESS, INC.
                         SUMMARY OF ACCOUNTS RECEIVABLE
                          (UNAUDITED AND IN THOUSANDS)

           DATE         TOTAL        UNBILLED     0-30 DAYS     31-60 DAYS    61-90 DAYS   OVER 90 DAYS
           ----         -----        --------     ---------     ----------    ----------   ------------
None.




                               ARCH WIRELESS, INC.
                SCHEDULE OF LIABILITIES NOT SUBJECT TO COMPROMISE
                          (UNAUDITED AND IN THOUSANDS)


TAXES PAYABLE
                                  Beginning    Amount
                                     Tax      Withheld or    Amount   Ending Tax   Delinquent
                                  Liability     Accrued       Paid    Liability       Taxes
None.



SUMMARY OF LIABILITIES NOT SUBJECT TO COMPROMISE

                                        Total Due      0-30 days       31-60 days      61-90 days     Over 90 days
                                        ---------      ---------       ----------      ----------     ------------
None.


                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless, Inc.                       Case Number:  01-47330

MONTH OF: January 2002


                               ARCH WIRELESS, INC.
                            STATEMENTS OF OPERATIONS
                          (UNAUDITED AND IN THOUSANDS)

                                                         DECEMBER 1,
                                          MONTH ENDED      2001 TO
                                          JANUARY 31,    JANUARY 31,
                                             2002           2002
                                             ----           ----
   Total revenues ...................   $         --     $        --
   Cost of products sold ............             --              --
                                        --------------   -------------
                                                  --              --
                                        --------------   -------------
   Operating expenses:
      Service, rental and maintenance             --              --
      Selling .......................             --              --
      General and administrative ....             --              --
      Depreciation and amortization .             --              --
      Other operating expense .......             --              --
                                        --------------   -------------
        Total operating expenses ....             --              --
                                        --------------   -------------
   Operating income (loss) ..........             --              --
   Interest expense, net ............             --              --
   Other income (expense) ...........             --              --
                                        --------------   -------------
   Net income (loss) ................   $         --     $        --
                                        ==============   =============




These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

 These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on
                               December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless, Inc.                       Case Number:  01-47330

MONTH OF: January 2002


                               ARCH WIRELESS, INC.
                            STATEMENTS OF CASH FLOWS
                          (UNAUDITED AND IN THOUSANDS)

                                                                MONTH ENDED    MONTH ENDED
                                                                DECEMBER 31,    JANUARY 31,
                                                                   2001            2002
                                                                   ----            ----
   Cash flows from operating activities:
      Net income (loss) ....................................   $      --     $     --
      Adjustments to reconcile net income (loss) to net cash
        provided by operating activities:
        Depreciation and amortization ......................          --           --
        Accounts receivable loss provision .................          --           --
        Changes in assets and liabilities, net of effect
           from acquisition of company:
           Accounts receivable .............................          --           --
           Inventories .....................................          --           --
           Prepaid expenses and other ......................          --           --
           Accounts payable and accrued expenses ...........          --           --
           Customer deposits and deferred revenue ..........          --           --
           Other long-term liabilities .....................          --           --
                                                               -----------   ----------
   Net cash provided by operating activities ...............          --           --
                                                               -----------   ----------

   Cash flows from investing activities:
      Additions to property and equipment, net .............          --           --
      Additions to intangible and other assets .............          --           --
                                                               -----------   ----------
   Net cash used for investing activities ..................          --           --
                                                               -----------   ----------

   Cash flows from financing activities:
      Issuance of long-term debt ...........................          --           --
      Repayment of long-term debt ..........................          --           --
      Net proceeds from sale of common stock ...............          --           --
                                                               -----------   ----------
   Net cash provided by financing activities ...............          --           --
                                                               -----------   ----------
   Net (decrease) increase in cash and cash equivalents ....          --           --
   Cash and cash equivalents, beginning of period ..........          --           --
                                                               -----------   ----------
   Cash and cash equivalents, end of period ................   $      --     $     --
                                                               ===========   ==========

   Supplemental disclosure:
      Interest paid ........................................   $      --     $     --
                                                               ===========   ==========
      Preferred stock dividend .............................   $      --     $     --
                                                               ===========   ==========


 These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

  These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on
                               December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless, Inc.                       Case Number:  01-47330

MONTH OF: January 2002


         The Debtor cautions that the monthly operating reports and accompanying attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the United States Trustee's Office Region 1 Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines") and have not been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. While these materials accurately provide then-current information required under federal bankruptcy law and the Guidelines, they are nonetheless unaudited, and are prepared in a format different from that used in the consolidated financial statements of the Debtor filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Debtor believes the substance and format of these materials do not allow meaningful comparison with the regular publicly-disclosed consolidated financial statements of the Debtor. The materials filed with the United States Trustee are not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Debtor or any of the other entities whose cases are being jointly administered under the docket for Arch Wireless, Inc. et al., Case No. 01-47330-HJB, or for comparison with the other financial information filed by the Debtor or such other entities with the Securities and Exchange Commission.

         The Debtor cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtor without audit or review by independent accountants, who do not express an opinion thereon. The results of operations for the periods presented in the monthly operating reports are not necessarily indicative of the results that may be expected for a full year. This financial information is subject to year-end audit adjustments as well as other adjustments related to the Debtor's filing for protection under the Bankruptcy Code on December 6, 2001, and these adjustments could be material.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:        ARCH WIRELESS COMMUNICATIONS, INC.
Case Number:      01-46865

                       CHAPTER 11 MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING January 31, 2002


         Comes Now, ARCH WIRELESS COMMUNICATIONS, INC., Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing January 1, 2002 and ending January 31, 2002 as shown by report and exhibits consisting of 8 pages and containing the following as indicated:

          X                 Monthly Reporting Questionnaire

          X                 Comparative Balance Sheets

          X                 Summary Accounts Receivable

          X                 Schedule of Liabilities Not Subject to Compromise

          X                 Income Statement

          X                 Statement of Sources and Uses of Cash


         I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


      March 1, 2002                   DEBTOR-IN-POSSESSION
----------------------------
         Date

                               By:   /s/ J. Roy Pottle
                                   -------------------------------------------


                               Name & Title:  J. Roy Pottle
                                              Executive Vice President
                                              and Chief Financial Officer
                               Address: Arch Wireless Communications, Inc. 1800 West Park Drive
                                              Suite 250
                                              Westborough, MA  01581
                               Telephone No.: (508) 870-6700

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless Communications, Inc.         Case Number:  01-46865

MONTH OF: January 2002


1.   Payroll:  State the amount of all executive wages paid and taxes withheld and paid.


Name and Title of Executive                             Wages Paid                    Taxes Withheld
---------------------------                       Gross            Net             Due             Paid
                                                  -----            ---             ---             ----
C. Edward Baker
   Chairman and Chief Executive Officer        $      --         $      --       $       --      $      --
Lyndon R. Daniels
   President and Chief Operating Officer              --                --               --             --
J. Roy Pottle
   Executive Vice President and Chief
   Financial Officer                                  --                --               --             --
Paul H. Kuzia
   Executive Vice President Technology and
   Regulatory Affairs                                 --                --               --             --
John B. Saynor
   Executive Vice President Corporate
   Development                                        --                --               --             --
Peter Barnett
   Senior Vice President Operations and
   Chief Information Officer                          --                --               --             --
Patricia A. Gray
   Senior Vice President General Counsel
   and Secretary                                      --                --               --             --
Christopher J. Madden
   Senior Vice President Human Resources              --                --               --             --
Gerald J. Cimmino
   Vice President and Treasurer                       --                --               --             --
George W. Hale
   Vice President and Controller                      --                --               --             --
Robert W. Lougee, Jr.
   Vice President Investor Relations and
   Corporate Communications                           --                --              --              --
                                               ---------         ---------       ---------       ---------
Total Executive Payroll:                       $      --         $      --       $      --       $      --
                                               =========         =========       =========       =========


            All wages and taxes are paid by an operating subsidiary,
                          Arch Wireless Holdings, Inc.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless Communications, Inc.         Case Number:  01-46865

MONTH OF: January 2002


2. Insurance: Is workers' compensation and other insurance in effect? Yes Are payments current? Yes If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                                                          Date
                                            Coverage                       Expiration      Premium      Coverage
         Type             Carrier Name        Amount         Policy #         Date         Amounts      Paid thru
         ----             ------------        ------         --------         ----         -------      ---------
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
                         No policies lapsed, or were replaced or renewed.






3.   Bank Accounts:

The debtor has no disbursement bank accounts. The disbursements listed in item 4 below were the only disbursements made by the debtor during the month. These payments were made by Arch Wireless Holdings, Inc. on behalf of the Debtor.


4. Post-Petition Payments: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below.

PAYMENTS TO/ON                                      AMOUNT       DATE        CHECK #
--------------                                      ------       ----        -------
PRE-PETITION DEBTS:
   9.5% Notes Payable                             $ 674,615.00   01/03/02    EFT
   14% Notes Payable                                530,055.00   01/03/02    EFT


                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless Communications, Inc.         Case Number:  01-46865

MONTH OF: January 2002


                       ARCH WIRELESS COMMUNICATIONS, INC.
                                 BALANCE SHEETS
                          (UNAUDITED AND IN THOUSANDS)

                                                             NOVEMBER 30,   DECEMBER 31,   JANUARY 31,
                                                                 2001           2001          2002
                                                                 ----           ----          ----
                                 ASSETS
      Current assets:
         Cash and cash equivalents .......................   $      --      $      --      $      --
         Accounts receivable, net ........................          --             --             --
         Inventories .....................................          --             --             --
         Prepaid expenses and other ......................          --             --             --
                                                             -----------    -----------    -----------
           Total current assets ..........................          --             --             --
                                                             -----------    -----------    -----------
      Property and equipment, at cost ....................          --             --             --
      Less accumulated depreciation and amortization .....          --             --             --
                                                             -----------    -----------    -----------
      Property and equipment, net ........................          --             --             --
                                                             -----------    -----------    -----------
      Investment in subsidiary ...........................     1,462,291      1,462,291      1,461,086
                                                             -----------    -----------    -----------
                                                             $ 1,462,291    $ 1,462,291    $ 1,461,086
                                                             ===========    ===========    ===========
                      LIABILITIES AND STOCKHOLDER'S EQUITY
   Liabilities not subject to compromise:
         Accounts payable - post petition ................   $      --      $      --      $      --
         Accrued restructuring charges ...................          --             --             --
         Accrued expenses ................................          --             --             --
         Accrued interest ................................          --             --             --
         Customer deposits and deferred revenue ..........          --             --             --
          Other long-term liabilities ....................          --             --             --
                                                             -----------    -----------    -----------
           Total liabilities not subject to compromise ...          --             --             --
                                                             -----------    -----------    -----------
      Liabilities subject to compromise:
         Current maturities of long-term debt ............       502,000        502,000        500,795
         Accounts payable - pre petition .................          --             --             --
         Accrued restructuring charges ...................          --             --             --
         Accrued expenses ................................          --             --             --
         Accrued interest ................................        46,759         46,759         46,759
                                                             -----------    -----------    -----------
           Total liabilities subject to compromise .......       548,759        548,759        547,554
                                                             -----------    -----------    -----------
      Stockholder's equity:
         Common stock--$.01 par value ....................          --             --             --
         Additional paid-in capital ......................     1,204,816      1,204,816      1,204,816
         Accumulated deficit .............................      (291,284)      (291,284)      (291,284)
                                                             -----------    -----------    -----------
           Total stockholder's equity ....................       913,532        913,532        913,532
                                                             -----------    -----------    -----------
                                                             $ 1,462,291    $ 1,462,291    $ 1,461,086
                                                             ===========    ===========    ===========


 These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

 These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on
                               December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless Communications, Inc.         Case Number:  01-46865

MONTH OF: January 2002


                       ARCH WIRELESS COMMUNICATIONS, INC.
                         SUMMARY OF ACCOUNTS RECEIVABLE
                          (UNAUDITED AND IN THOUSANDS)

           DATE         TOTAL        UNBILLED     0-30 DAYS     31-60 DAYS    61-90 DAYS   OVER 90 DAYS
           ----         -----        --------     ---------     ----------    ----------   ------------
None.




                       ARCH WIRELESS COMMUNICATIONS, INC.
                SCHEDULE OF LIABILITIES NOT SUBJECT TO COMPROMISE
                          (UNAUDITED AND IN THOUSANDS)


TAXES PAYABLE
                                  Beginning    Amount
                                     Tax      Withheld or    Amount   Ending Tax   Delinquent
                                  Liability     Accrued       Paid    Liability       Taxes
None.



SUMMARY OF LIABILITIES NOT SUBJECT TO COMPROMISE

                                        Total Due      0-30 days       31-60 days      61-90 days     Over 90 days
                                        ---------      ---------       ----------      ----------     ------------
None.


                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless Communications, Inc.         Case Number:  01-46865

MONTH OF: January 2002


                       ARCH WIRELESS COMMUNICATIONS, INC.
                            STATEMENTS OF OPERATIONS
                          (UNAUDITED AND IN THOUSANDS)

                                                                                DECEMBER 1,
                                                                 MONTH ENDED      2001 TO
                                                                 JANUARY 31,    JANUARY 31,
                                                                    2002           2002
                                                                    ----           ----

Total revenues..............................................    $          --  $          --
Cost of products sold.......................................               --             --
                                                                -------------  -------------
                                                                           --             --
                                                                -------------  -------------
Operating expenses:
   Service, rental and maintenance..........................               --             --
   Selling..................................................               --             --
   General and administrative...............................               --             --
   Depreciation and amortization............................               --             --
   Other operating expense..................................               --             --
                                                                -------------  -------------
     Total operating expenses...............................               --             --
                                                                -------------  -------------
Operating income (loss).....................................               --             --
Interest expense, net.......................................               --             --
Other expense...............................................               --             --
                                                                -------------  -------------
Net income (loss)...........................................    $          --  $          --
                                                                =============  =============



 These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

 These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on
                               December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless Communications, Inc.         Case Number:  01-46865

MONTH OF: January 2002


                       ARCH WIRELESS COMMUNICATIONS, INC.
                            STATEMENTS OF CASH FLOWS
                          (UNAUDITED AND IN THOUSANDS)

                                                                MONTH ENDED   MONTH ENDED
                                                                DECEMBER 31,  JANUARY 31,
                                                                    2001         2002
                                                                    ----         ----
   Cash flows from operating activities:
      Net income (loss) .....................................   $      --     $     --
      Adjustments to reconcile net income (loss) to net cash
        provided by operating activities:
        Depreciation and amortization .......................          --           --
        Accounts receivable loss provision ..................          --           --
        Changes in assets and liabilities, net of effect from
           acquisition of company:
           Accounts receivable ..............................          --           --
           Inventories ......................................          --           --
           Prepaid expenses and other .......................          --           --
           Accounts payable and accrued expenses ............          --           --
           Customer deposits and deferred revenue ...........          --           --
           Other long-term liabilities ......................          --           --
                                                                -----------   ----------
   Net cash provided by operating activities ................          --           --
                                                                -----------   ----------

   Cash flows from investing activities:
      Distribution from Arch Wireless Holdings, Inc. ........          --          1,205
      Additions to property and equipment, net ..............          --           --
      Additions to intangible and other assets ..............          --           --
                                                                -----------   ----------
   Net cash used for investing activities ...................          --          1,205
                                                                -----------   ----------

   Cash flows from financing activities:
      Issuance of long-term debt ............................          --           --
      Repayment of long-term debt ...........................          --         (1,205)
      Net proceeds from sale of common stock ................          --           --
                                                                -----------   ----------
   Net cash provided by financing activities ................          --         (1,205)
                                                                -----------   ----------
   Net (decrease) increase in cash and cash equivalents .....          --           --
   Cash and cash equivalents, beginning of period ...........          --           --
                                                                -----------   ----------
   Cash and cash equivalents, end of period .................   $      --     $     --
                                                                ===========   ==========

   Supplemental disclosure:
      Interest paid .........................................   $      --     $     --
                                                                ===========   ==========


 These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

 These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on
                               December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:    Arch Wireless Communications, Inc.         Case Number:  01-46865

MONTH OF: January 2002


         The Debtor cautions that the monthly operating reports and accompanying attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the United States Trustee's Office Region 1 Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines") and have not been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. While these materials accurately provide then-current information required under federal bankruptcy law and the Guidelines, they are nonetheless unaudited, and are prepared in a format different from that used in the consolidated financial statements of the Debtor filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Debtor believes the substance and format of these materials do not allow meaningful comparison with the regular publicly-disclosed consolidated financial statements of the Debtor. The materials filed with the United States Trustee are not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Debtor or any of the other entities whose cases are being jointly administered under the docket for Arch Wireless, Inc. et al., Case No. 01-47330-HJB, or for comparison with the other financial information filed by the Debtor or such other entities with the Securities and Exchange Commission.

         The Debtor cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtor without audit or review by independent accountants, who do not express an opinion thereon. The results of operations for the periods presented in the monthly operating reports are not necessarily indicative of the results that may be expected for a full year. This financial information is subject to year-end audit adjustments as well as other adjustments related to the Debtor's filing for protection under the Bankruptcy Code on December 6, 2001, and these adjustments could be material.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:        ARCH WIRELESS HOLDINGS, INC.
Case Number:      01-47332

                       CHAPTER 11 MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING January 31, 2002


         Comes Now, ARCH WIRELESS HOLDINGS, INC., Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing January 1, 2002 and ending January 31, 2002 as shown by report and exhibits consisting of 9 pages and containing the following as indicated:

          X                 Monthly Reporting Questionnaire

          X                 Comparative Balance Sheets

          X                 Summary Accounts Receivable

          X                 Schedule of Liabilities Not Subject to Compromise

          X                 Income Statement

          X                 Statement of Sources and Uses of Cash


         I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


     March 1, 2002                    DEBTOR-IN-POSSESSION
--------------------------
          Date

                                      By:   /s/ J. Roy Pottle
                                         ------------------------------


                                      Name & Title:  J. Roy Pottle
                                                     Executive Vice President
                                                     and Chief Financial Officer
                                      Address:       Arch Wireless, Inc.
                                                     1800 West Park Drive
                                                     Suite 250
                                                     Westborough, MA  01581
                                      Telephone No.: (508) 870-6700

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:    Arch Wireless Holdings, Inc.           Case Number:     01-47332

MONTH OF: January 2002


1.   Payroll:  State the amount of all executive wages paid and taxes withheld and paid.


Name and Title of Executive                             Wages Paid                    Taxes Withheld
---------------------------                       Gross            Net             Due             Paid
                                                  -----            ---             ---             ----
C. Edward Baker
   Chairman and Chief Executive Officer        $    400,902.06   $ 249,587.75    $ 139,525.91    $ 139,525.91
Lyndon R. Daniels
   President and Chief Operating Officer            208,811.40     124,921.15       72,531.49       72,531.49
J. Roy Pottle
   Executive Vice President and Chief
   Financial Officer                                144,207.92      82,871.96       49,923.24       49,923.24
Paul H. Kuzia
   Executive Vice President Technology and
   Regulatory Affairs                               108,963.33      62,248.31       39,718.38       39,718.38
John B. Saynor
   Executive Vice President Corporate
   Development                                       66,078.24      31,450.08       23,407.28       23,407.28
Peter Barnett
   Senior Vice President Operations and
   Chief Information Officer                         99,191.08      60,519.19       38,091.21       38,091.21
Patricia A. Gray
   Senior Vice President General Counsel
   and Secretary                                     88,004.55      50,398.53       33,917.46       33,917.46
Christopher J. Madden
   Senior Vice President Human Resources             67,251.61      38,314.16       24,576.03       24,576.03
Gerald J. Cimmino
   Vice President and Treasurer                      51,723.86      30,558.07       19,367.50       19,367.50
George W. Hale
   Vice President and Controller                     45,674.80      27,737.25       17,024.15       17,024.15
Robert W. Lougee, Jr.
   Vice President Investor Relations and
   Corporate Communications                          46,981.92      24,912.93       18,038.47       18,038.47
David G. Andersen
   President Western Division                        85,001.10      55,860.28       28,879.88       28,879.88
Antonio N. Battaglia
   President Northern Division                       97,070.21      57,401.32       36,456.94       36,456.94
Christopher A. Kollman
   President Southern Division                       92,357.69      50,471.73       34,232.60       34,232.60
                                               ---------------   ------------    ------------    ------------
Total Executive Payroll:                       $  1,602,219.77   $ 947,252.71    $ 575,690.54    $ 575,690.54
                                               ===============   ============    ============    ============

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:    Arch Wireless Holdings, Inc.           Case Number:     01-47332

MONTH OF: January 2002


2. Insurance: Is workers' compensation and other insurance in effect? Yes Are payments current? Yes If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                                                          Date
                                            Coverage                       Expiration      Premium      Coverage
         Type             Carrier Name        Amount         Policy #         Date         Amounts      Paid thru
         ----             ------------        ------         --------         ----         -------      ---------
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
                         No policies lapsed, or were replaced or renewed.






3.   Bank Accounts:

         The debtor has approximately 140 bank accounts. In order to minimize costs to the estate, the debtor has included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.


4. Post-Petition Payments: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below.

PAYMENTS TO/ON                                      AMOUNT               DATE        CHECK #
--------------                                      ------               ----        -------
PROFESSIONALS (ATTORNEYS, ACCOUNTANTS, ETC.):
   Evercore                                           $125,000.00         1/10/02     EFT
   Ernst & Young                                       284,402.00         1/10/02     EFT
   Bryan Cave                                           32,394.64         1/10/02     EFT
   Weil, Gotsshal & Manges                             238,263.50         1/14/02     EFT
   Weil, Gotsshal & Manges                             177,223.50         1/22/02     EFT
   Cadwalader Wickersham and Taft                       62,224.69         1/22/02     EFT
   Seder & Chandler                                     11,918.21         1/22/02     EFT
   Bowditch & Dewey, LLP                                 3,178.57         1/22/02     EFT

PRE-PETITION DEBTS:
   Senior Bank Debt                                   $12,330,951         1/03/02     EFT


                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:    Arch Wireless Holdings, Inc.           Case Number:     01-47332

MONTH OF: January 2002


                          ARCH WIRELESS HOLDINGS, INC.
                           CONSOLIDATED BALANCE SHEETS
                          (UNAUDITED AND IN THOUSANDS)

                                                                 NOVEMBER 30,   DECEMBER 31,   JANUARY 31,
                                                                    2001           2001           2002
                                                                    ----           ----           ----
                                 ASSETS
   Current assets:
      Cash and cash equivalents ..............................   $    40,038    $    70,131    $    82,068
      Accounts receivable, net ...............................        95,247         88,557         78,076
      Inventories ............................................         1,802            820          2,097
      Prepaid expenses and other .............................        39,721         46,817         46,791
                                                                 -----------    -----------    -----------
        Total current assets .................................       176,808        206,325        209,032
                                                                 -----------    -----------    -----------
   Property and equipment, at cost ...........................     1,473,370      1,421,318      1,420,543
   Less accumulated depreciation and amortization ............    (1,063,058)    (1,028,653)    (1,038,211)
                                                                 -----------    -----------    -----------
   Property and equipment, net ...............................       410,312        392,665        382,332
                                                                 -----------    -----------    -----------
   Intangible and other assets (less accumulated amortization)         1,905            118            119
                                                                 -----------    -----------    -----------
                                                                 $   589,025    $   599,108    $   591,483
                                                                 ===========    ===========    ===========
              LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)
   Liabilities not subject to compromise:
      Accounts payable - post petition .......................   $      --      $     8,718    $     9,571
      Accrued restructuring charges ..........................          --             --             --
      Accrued expenses .......................................          --           64,820         63,774
      Accrued interest .......................................          --             --             --
      Customer deposits and deferred revenue .................        55,597         53,667         55,523
       Other long-term liabilities ...........................        15,706         15,298         14,719
                                                                 -----------    -----------    -----------
        Total liabilities not subject to compromise ..........        71,303        142,503        143,587
                                                                 -----------    -----------    -----------
   Liabilities subject to compromise:
      Current maturities of long-term debt ...................     1,119,609      1,119,609      1,107,278
      Accounts payable - pre petition ........................        19,387         21,790         19,777
      Accrued restructuring charges ..........................        19,473         17,496         17,486
      Accrued expenses .......................................       104,047         45,664         45,316
      Accrued interest .......................................        54,540         53,725         53,724
      Other long-term liabilities ............................        46,639         46,418         46,418
                                                                 -----------    -----------    -----------
        Total liabilities subject to compromise ..............     1,363,695      1,304,702      1,289,999
                                                                 -----------    -----------    -----------
   Deferred income taxes .....................................         3,494           --             --
                                                                 -----------    -----------    -----------
   Stockholder's equity (deficit):
      Common stock--$.01 par value ...........................          --             --             --
      Additional paid-in capital .............................     1,462,291      1,462,291      1,461,086
      Accumulated deficit ....................................    (2,311,758)    (2,310,388)    (2,303,189)
                                                                 -----------    -----------    -----------
        Total stockholder's equity (deficit) .................      (849,467)      (848,097)      (842,103)
                                                                 -----------    -----------    -----------
                                                                 $   589,025    $   599,108    $   591,483
                                                                 ===========    ===========    ===========


    These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001. Certain amounts as of December 31, 2001 have been restated to reflect year end adjustments made subsequent to the preparation of the December 2001 operating report.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:    Arch Wireless Holdings, Inc.           Case Number:     01-47332

MONTH OF: January 2002


                          ARCH WIRELESS HOLDINGS, INC.
                         SUMMARY OF ACCOUNTS RECEIVABLE
                          (UNAUDITED AND IN THOUSANDS)

           DATE         TOTAL        UNBILLED     0-30 DAYS     31-60 DAYS    61-90 DAYS   OVER 90 DAYS
           ----         -----        --------     ---------     ----------    ----------   ------------
November 30, 2001    $  160,529    $   11,751    $   57,654    $   32,578    $   16,814    $   41,732
  Less allowance        (45,449)                                                              (45,449)

December 31, 2001       150,195         9,976        55,403        31,355        15,946        37,515
  Less allowance        (41,789)                                                              (41,789)

January 31, 2002        132,821        11,910        45,671        26,145        14,006        35,089
  Less allowance        (42,390)                                                              (42,390)







The allowance for doubtful accounts is not derived on an aging bucket basis and has therefore been applied to the oldest bucket only.

Accounts receivable, net, on the balance sheet at January 31 reflects unapplied customer payments of $15.3 million and $3.0 million of installment sales and other items not reflected in the aging above.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:    Arch Wireless Holdings, Inc.           Case Number:     01-47332

MONTH OF: January 2002


                          ARCH WIRELESS HOLDINGS, INC.
                SCHEDULE OF LIABILITIES NOT SUBJECT TO COMPROMISE
                          (UNAUDITED AND IN THOUSANDS)

TAXES PAYABLE
                                  Beginning    Amount
                                     Tax      Withheld or    Amount   Ending Tax   Delinquent
                                  Liability     Accrued       Paid    Liability       Taxes
Federal
Withholding                         $     --    $  2,711    $  2,697    $     14    $     --
FICA - Employee                           --       1,385       1,382           3          --
FICA - Employer                           --       1,385       1,382           3          --
Unemployment                              --          12          12          --          --
Income                                    --          --          --          --          --
                                    --------    --------    --------    --------    --------
   Total federal taxes                    --       5,493       5,473          20          --
                                    --------    --------    --------    --------    --------

State and local
Withholding                               --         578        576            2          --
Sales                                  1,915       2,196      2,124        1,987          --
Unemployment                              --         574        550           24          --
Real and personal property             9,548         896      3,318        7,126          --
Other                                  4,956       1,845      2,413        4,388          --
                                    --------    --------   --------     --------    --------
   Total state and local taxes        16,419       6,089      8,981       13,527          --
                                    --------    --------   --------     --------    --------
   Total taxes payable              $ 16,419    $ 11,582   $ 14,454     $ 13,547    $     --
                                    ========    ========   ========     ========    ========


Payroll filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request.

Property and other taxes are accrued throughout the year but are only paid on a quarterly, semi-annual, or annual basis as required by the taxing authority.

The Debtor has filed final federal and state income tax returns for the years ended December 31, 1999 and 2000 and has made estimated income tax payments for 2001 where applicable.

SUMMARY OF LIABILITIES NOT SUBJECT TO COMPROMISE

                                        Total Due      0-30 days       31-60 days      61-90 days     Over 90 days
                                        ---------      ---------       ----------      ----------     ------------
Post-petition secured debt              $      --      $      --       $      --       $      --       $      --
Post-petition unsecured debt                   --             --              --              --              --
Accrued interest payable                       --             --              --              --              --

Trade accounts payable                      9,571          9,571              --              --              --

Taxes payable (from above)                 13,547             --              --              --              --

Other expenses accrued but not yet
   payable                                 50,227             --              --              --              --
                                        ---------      ---------       ---------       ---------       ---------

Total liabilities not subject to
   compromise                           $  73,345      $   9,571       $      --       $      --       $      --
                                        =========      =========       =========       =========       =========


                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:    Arch Wireless Holdings, Inc.           Case Number:     01-47332

MONTH OF: January 2002


                          ARCH WIRELESS HOLDINGS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                          (UNAUDITED AND IN THOUSANDS)

                                                                        DECEMBER 1,
                                            MONTH ENDED    MONTH ENDED    2001 TO
                                            DECEMBER 31,   JANUARY 31,  JANUARY 31,
                                                2001          2002         2002
                                                ----          ----         ----
   Total revenues ........................   $  78,012    $  79,767    $ 157,779
   Cost of products sold .................      (4,839)      (1,834)      (6,673)
                                             ---------    ---------    ---------
                                                73,173       77,933      151,106
                                             ---------    ---------    ---------
   Operating expenses:
      Service, rental and maintenance ....      21,737       21,940       43,677
      Selling ............................       6,540        7,500       14,040
      General and administrative .........      27,871       25,767       53,638
      Depreciation and amortization ......      14,882       13,673       28,555
      Other operating expenses ...........       5,305        1,508        6,813
                                             ---------    ---------    ---------
        Total operating expenses .........      76,335       70,388      146,723
                                             ---------    ---------    ---------
   Operating income (loss) ...............      (3,162)       7,545        4,383
   Interest expense, net .................         626         (234)         392
   Other income (expense) ................         412         (112)         300
                                             ---------    ---------    ---------
   Income (loss) before income tax benefit      (2,124)       7,199        5,075
   Benefit from income taxes .............       3,494         --          3,494
                                             ---------    ---------    ---------
   Net income (loss) .....................   $   1,370    $   7,199    $   8,569
                                             =========    =========    =========



           Other operating expenses includes reorganization expenses.

 These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December
 6, 2001. Certain amounts for the month of December 2001 have been restated to reflect year end adjustments made subsequent to the preparation of the December
                             2001 operating report.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:    Arch Wireless Holdings, Inc.           Case Number:     01-47332

MONTH OF: January 2002


                          ARCH WIRELESS HOLDINGS, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                          (UNAUDITED AND IN THOUSANDS)

                                                              MONTH ENDED   MONTH ENDED
                                                              DECEMBER 31,  JANUARY 31,
                                                                 2001         2002
                                                                 ----         ----
   Cash flows from operating activities:
      Net income (loss) .....................................   $  1,370    $  7,199
      Adjustments to reconcile net income (loss) to net cash
        provided by operating activities:
        Depreciation and amortization .......................     14,882      13,673
        Deferred income tax benefit .........................     (3,494)       --
        Gain on tower site sale .............................       (260)       (260)
        Accounts receivable loss provision ..................      5,663       4,947
        Changes in assets and liabilities, net of effect from
           acquisition of company:
           Accounts receivable ..............................      1,027       5,534
           Inventories ......................................        982      (1,277)
           Prepaid expenses and other .......................     (7,096)         26
           Accounts payable and accrued expenses ............     16,553      (2,565)
           Customer deposits and deferred revenue ...........     (1,930)      1,856
           Other long-term liabilities ......................       (338)       (288)
                                                                --------    --------
   Net cash provided by operating activities ................     27,359      28,845
                                                                --------    --------

   Cash flows from investing activities:
      Additions to property and equipment, net ..............      2,734      (3,371)
      Additions to intangible and other assets ..............       --            (1)
                                                                --------    --------
   Net cash provided by (used in) investing activities ......      2,734      (3,372)
                                                                --------    --------

   Cash flows from financing activities:
      Issuance of long-term debt ............................       --          --
      Repayment of long-term debt ...........................       --       (12,331)
      Capital contribution (distribution) ...................       --        (1,205)
                                                                --------    --------
   Net cash used in financing activities ....................       --       (13,536)
                                                                --------    --------
   Net (decrease) increase in cash and cash equivalents .....     30,093      11,937
   Cash and cash equivalents, beginning of period ...........     40,038      70,131
                                                                --------    --------
   Cash and cash equivalents, end of period .................   $ 70,131    $ 82,068
                                                                ========    ========

   Supplemental disclosure:
      Interest paid .........................................   $    243    $    235
                                                                ========    ========


 These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December
 6, 2001. Certain amounts for the month of December 2001 have been restated to reflect year end adjustments made subsequent to the preparation of the December
                             2001 operating report.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:    Arch Wireless Holdings, Inc.           Case Number:     01-47332

MONTH OF: January 2002



         The Debtor cautions that the monthly operating reports and accompanying attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the United States Trustee's Office Region 1 Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines") and have not been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. While these materials accurately provide then-current information required under federal bankruptcy law and the Guidelines, they are nonetheless unaudited, and are prepared in a format different from that used in the consolidated financial statements of the Debtor filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Debtor believes the substance and format of these materials do not allow meaningful comparison with the regular publicly-disclosed consolidated financial statements of the Debtor. The materials filed with the United States Trustee are not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Debtor or any of the other entities whose cases are being jointly administered under the docket for Arch Wireless, Inc. et al., Case No. 01-47330-HJB, or for comparison with the other financial information filed by the Debtor or such other entities with the Securities and Exchange Commission.

         The Debtor cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtor without audit or review by independent accountants, who do not express an opinion thereon. The results of operations for the periods presented in the monthly operating reports are not necessarily indicative of the results that may be expected for a full year. This financial information is subject to year-end audit adjustments as well as other adjustments related to the Debtor's filing for protection under the Bankruptcy Code on December 6, 2001, and these adjustments could be material.



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